UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2018 (June 5, 2018)

THE WENDY’S COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio		43017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 764-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2018, The Wendy’s Company (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected each of the 11 director nominees; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018; and (iii) approved an advisory resolution to approve executive compensation. A description of each proposal voted on at the Annual Meeting, and the voting results for each proposal, are set forth below. (The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2018.)

The proposal to elect each of the 11 nominees to serve as a director of the Company until the Company’s next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal, was approved. Each nominee received the affirmative vote of a majority of the votes cast with respect to such nominee’s respective election. Voting results for the nominees were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nelson Peltz	182,409,713	2,834,352	302,478	33,560,581

Peter W. May	180,826,712	4,420,547	299,284	33,560,581

Kristin A. Dolan	179,591,959	5,607,003	347,581	33,560,581

Kenneth W. Gilbert	183,832,637	1,349,131	364,775	33,560,581

Dennis M. Kass	183,821,892	1,427,242	297,409	33,560,581

Joseph A. Levato	182,870,534	2,373,390	302,619	33,560,581

Michelle J. Mathews-Spradlin	183,833,043	1,399,806	313,694	33,560,581

Matthew H. Peltz	183,163,354	2,001,161	382,028	33,560,581

Todd A. Penegor	183,683,748	1,572,211	290,584	33,560,581

Peter H. Rothschild	182,047,785	3,132,767	365,991	33,560,581

Arthur B. Winkleblack	183,517,502	1,717,266	311,775	33,560,581

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 was approved by the affirmative vote of a majority of the shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. The voting results for this proposal were as follows: (i) 217,421,811 votes for; (ii) 1,284,180 votes against; and (iii) 401,133 abstentions.

The proposal to approve an advisory resolution to approve executive compensation was approved by the affirmative vote of a majority of the shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. The voting results for this proposal were as follows: (i) 179,253,518 votes for; (ii) 5,124,079 votes against; (iii) 1,168,946 abstentions; and (iv) 33,560,581 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date:	June 7, 2018	By	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and
Securities Counsel, and Assistant Secretary